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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest Event reported) JUNE 19, 2002


                               MAII HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

               TEXAS                               0-21343                            73-1347577
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)


           5808 SEPULVEDA BLVD., SUITE 502, VAN NUYS, CALIFORNIA 91411

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909-7425



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 19, 2002, pursuant to an Agreement and Plan of Merger dated as of June 12, 2002, MAII Holdings, Inc. (the "Company") completed a transaction with Gump & Company, Inc., a Delaware corporation ("Gump"), CRD Acquisition, Inc., a Nevada corporation and a wholly-owned subsidiary of Gump ("CRD Acquisition"), Car Rental Direct, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company ("Car Rental Direct"), and certain holders of the outstanding capital stock of Gump (the "Merger Agreement"), pursuant to which CRD Acquisition merged with and into Car Rental Direct (the "Merger"). Car Rental Direct emerged from the Merger as the surviving corporation and a wholly-owned subsidiary of Gump, an over the counter bulletin board traded public company with no revenues and no employees.

         Pursuant to the terms of the Merger Agreement, (i) each outstanding share of the capital stock of Car Rental Direct held in its treasury was canceled and retired, (ii) each outstanding share of the capital stock of CRD Acquisition was converted into one (1) share of the common stock of Car Rental Direct, and (iii) the remaining outstanding shares of the capital stock of Car Rental Direct were converted into a right to receive an aggregate 8,250,000 shares of the capital stock of Gump. As a result of the Merger, the Company acquired approximately 97% of the issued and outstanding shares of capital stock of Gump.

         Pursuant to the terms of the Merger Agreement, Gump filed with the Secretary of State of the State of Delaware an Amended Certificate of Incorporation changing its name to CRD Holdings, Inc. Shares of CRD Holdings are traded as on the over the counter bulletin board under the ticker symbol "CRDH."

         The structure of the Merger Agreement was determined through negotiations between the parties thereto. To the Company's knowledge, no material relationship existed between the Company and Car Rental Direct on the one hand, and Gump and CRD Acquisition on the other hand, or any affiliate, director, or officer of the Company, or any associate of any such director or officer. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The Company has not filed financial statements because Gump had no business operations prior to the Merger.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The Company has not filed pro forma financial information because Gump had no business operations prior to the Merger.



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          (c)     EXHIBITS.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

         2.1 Agreement and Plan of Merger, dated as of June 12, 2002, by and among MAII Holdings, Inc., a Texas corporation, Car Rental Direct, Inc., a Nevada corporation, Gump & Company, Inc., a Delaware corporation, CRD Acquisition, Inc., a Nevada corporation, and certain holders of the outstanding capital stock of Gump.(1)

(1)      Filed herewith.

----------



                                       3
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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



DATE: June 27, 2002                        MAII HOLDINGS, INC.



                                           By: /s/ Christie S. Tyler
                                               --------------------------------
                                               Name:  Christie S. Tyler
                                               Title: Chief Executive Officer



                                       4
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                     DESCRIPTION
------                                     -----------
  2.1             Agreement and Plan of Merger, dated as of June 12, 2002, by and among MAII Holdings, Inc., a Texas corporation, Car Rental
                  Direct, Inc., a Nevada corporation, Gump & Company, Inc., a
                  Delaware corporation, CRD Acquisition, Inc., a Nevada
                  corporation, and certain holders of the outstanding capital stock of Gump.(1)


(1)      Filed herewith.